SunTrust and National Commerce
Financial Integration Update

The information provided herein contains forward looking statements. Statements that are not historical facts, including statements about SunTrust's beliefs and expectations, are forward-looking statements. These statements are based on beliefs and assumptions by
SunTrust's management, and on information currently available to such management. The forward-looking statements are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. Forward-looking statements include statements preceded by, followed by or that include the words "believes," "expects," "anticipates," "plans,"
"estimates," or similar expressions or future conditional verbs such as "will," "should,"
"would," and "could." Forward-looking statements speak only as of the date they are made, and SunTrust undertakes no obligation to update publicly any of them in light of new information or future events. Forward looking statements involve inherent risks and uncertainties. Management cautions that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Examples of such factors include, but are not limited to: SunTrust’s ability to successfully complete the integration of National Commerce Financial Corporation, changes in accounting principles, policies or guidelines; changes in the securities markets; changes in regulatory requirements; competitive pressures and changes in the economy. For a more thorough discussion of factors that could impact actual results, see the "A Warning About Forward-
Looking Information" section of SunTrust's 2004 annual report filed on Form 10-K with the
SEC. For further information regarding SunTrust, please read the SunTrust reports filed with the SEC and available at www.sec.gov.

1

Discussion Overview

SunTrust and National Commerce Financial Integration Update

Review High Level Timeline and Recent Events

Overview of Customer Mailing and Calling Programs

Overview of Core Conversion Readiness

Financial Update

2

High Level Timeline

Wealth & Inv. Mgt. –
Brokerage/Insurance
Conversion (1/3)

NCFFS Conversion (1/3)

Safekeeping Conversion (1/3)

Testing

Conversion-only
Cycles (12/17)

Integrated Test
Complete (2/10)

Client Acceptance Testing
Complete (3/17)

Implementation

Dress
Rehearsal I
Complete
(3/22)

Dress
Rehearsal 2
Complete
(4/5)

(4/22)

Merge Banc
Mortgage (2/18)

Fixed Income
Conversion (2/21)

Payroll / Benefits
Conversion (1/4)

Treasury Portfolio
Conversion (1/3)

Equity Conversions
(2/21)

First Market
Deconversion
(1/24)

Mortgage Servicing
Conversion – Other
(3/31)

Rollout of SunTrust
version of
Salesforce.com (7/31)

National
Commerce
Trust
Conversion

(9/30)

Early cutover of
Consumer Loan
(2/22)

KEY

Core Conversion Activity

Merger Event

GL Implementation
Phase II (1/3)

CCMI Conversion
(12/31)

Banc Financial
Services (2/18)

Prestwick Mortgage
Group (2/18)

GL Implementation
Phase III (2/22)

Merge NBC/CCB
Mortgage (1/31)

Greene County
Divestiture (12/10)

TODAY

Fixed Asset

Conversion Phase I (1/3)

First Market Credit Card
Sale Deconversion to
ELAN (3/18)

Items in black represent
Completed Events.

Accounts Payable Conversion (1/3)

November

December

January

February

March

8

15

22

29

6

13

20

27

3

10

17

24

31

7

14

21

28

7

14

21

28

April

4

11

18

25

May

2

9

16

23

30

June

July

August

September

6

13

20

27

4

11

18

25

1

8

15

22

29

5

12

19

26

Mortgage Servicing
Conversion –
Freddie Mac

(3/16)

Fixed Assets

Conversion Phase II
(3/22)

Officer Knowledge
Conversion (1/4)

3

Recently Completed Integration Events

Our integration planning has materialized into a series of successful conversions and integration events creating employee confidence leading into the core conversion.

All NCF interfacing applications began posting directly to the SunTrust General Ledger system.

Accounting

February 22

General Ledger
Implementation

Workstations at all 428 legacy NCF branches prepared and all 1,827 non-branch workstations prepared.

Network capacity upgrades completed for NCF branches and SunTrust core backbone circuits.

Computer and Data Storage capacity upgrades completed for mainframes and distributed systems.

Full integration between NCF and SunTrust network infrastructure (e.g. data circuits, servers, workstations, etc.).

Enterprise
Information
Systems

February 28

Enterprise
Information Systems
Infrastructure
Completed

Integration of BancMortgage origination business in Atlanta.  Included personnel, systems, websites, and product conversions.

Mortgage

February 18

Banc Mortgage
Conversion

New York Stock Exchange approval and successful conversion of Fixed Income and
Equity.

Corporate and
Investment
Banking

February 21

Capital Markets
Conversions

February 22

January 31

Date

Retail

Mortgage

Owner

Highlights

Event

Workstation upgrades to over 400 NCF locations including the SunTrust dual image and new printers.

Consumer Loan Early
Cutover

Integration of mortgage origination business in the Carolinas and Tennessee.  Included personnel, systems, websites, and product conversions.

National Bank of
Commerce/Central
Carolina Bank
Mortgage Origination
Conversion

4

Recently Completed Integration Events

As of April 8, 2005 have completed over 94,000 retention calls.  Total program calls for over 109,000 calls before April 22 conversion including calling all high-
value customers.

Bankers

April 8

Customer Retention
Efforts

Core conversion, batch processing, and business simulation activities were successfully tested with no significant client impacts.

Retail Internet Banking was successfully tested.

Small Business Internet Banking platform was successfully tested in the production environment.

Identified process improvement opportunities from Dress Rehearsal I were well executed in Dress Rehearsal II.

All

March 22 and April 5

Dress Rehearsals

Converted 20,000 mortgage loans from Durham servicing to SunTrust Mortgage in Richmond.

Mortgage

March 31

Mortgage Servicing
Conversion

Approximately 1.2 million consumer and business letters were mailed between
March 7 and March 18.  Total mailings will exceed 4.5 million by May 2005.

Marketing

March 7

Master Mail Drop

Product training is 100% complete (requires employee to complete 80% correct for passing grade).

Human
Resources

March 15

Training

Loaded all NCF fixed assets to SunTrust Fixed Asset system.

Accounting

March 22

Fixed Asset
Conversion

Date

Owner

Highlights

Event

5

Customer Retention – Mailing Program

Letters sent through March 31, 2005

Planned letters: April 2005 – May 2005

Key Communications Highlights:

1 MM Welcome Letters (Mail Date: 10/11/04)

1.2 MM Consumer and Business Letters (Mail Dates: 3/7/05 – 3/18/05)

246 M Consumer Online Banking Letter (Mail Date: 3/30/05)

787 M Business and Consumer Card Mailings (May Date:4/8/05 – 4/15/05)

95

2,901

Total

9

24

Mortgage

27

65

CIB/Commercial

32

112

Wealth & Investment
Management

27

2,700

Retail

Number of
Mailings

Letters Mailed
(000)

LOB

29

1,415

Total

1

.7

Mortgage

11

55.5

CIB/Commercial

1

1

Wealth & Investment
Management

16

1,358

Retail

Number of
Mailings

Letters Mailed
(000)

LOB

We have delivered over 2.9 million conversion-related mailings to our customers across all lines of business and will deliver another 1.4 million by the end of May 2005.

6

Measuring Success – Customer Retention
Plans/Customer Calls

March 7 – March 18

300

Asset Management Accounts

December 2004 – Jan 2005

1,000

Security Clients

Wealth and Investment
Management

April 4 – April 20

1,915

Commercial

Commercial

February 15 – April 15

180

Treasury Management

10,939

6,679

74,239

Calls made  as of April 8

February 8 – March 4

March 7 – March 25

March 7 – March 25

Timeframe of Contacts

Private Banking

Business Banking

Branch

Sub Line of Business

Retail

Line Of Business

Direct telephone contact to all high-value customers to address questions and ensure a seamless transition.

Over 109,000 NCF customer calls by over 1,400 employees will be made prior to core conversion.

Targeted calling programs are scheduled based on events such as branch consolidations, rate migrations, and safe deposit box relocations.

7

Core Conversion Readiness

Readiness

Readiness Area

Bank Management is engaged and “owns” the outcome

Dress Rehearsals were executed successfully; contingency plans exist and are in place

No legal, regulatory, or compliance hurdles exist

Application software and business processes are fully developed and thoroughly tested

Capacity upgraded to handle additional volume and activity (surge and peak ongoing operations)

Receiving operational units are adequately staffed and trained

Customer-facing employees are empowered; special customer care procedures are in place

Customer and employee attrition are at business as usual levels or better

We have assessed ourselves against eight factors we believe are critical to a successful integration.

8

200
180
160
140
120
100
80
60
40
20
0
82
90
44
62
88
73
46
30
26
43
33
89
40
30
48
48
44
46
182
97
72
111
11/20-12/3
12/4-12/10
1/1-1/7
May

SunTrust

      Completed

     Due This Period

Executive Summary – Milestones

Prior/Current

Upcoming

For the next two weeks, there are 182 milestones due to be completed.

In addition, there are 97 milestones due for completion during the last week in April.

9

Executive Summary – Milestones Summary by
Working Team

1883

295

182

1406

Total

13

1

0

12

Employee Experience

39

4

13

22

Treasury

292

34

31

227

Retail

83

19

3

61

Real Estate

65

3

7

55

Procurement

32

8

3

21

Wealth and Invest. Mgt.

16

4

0

12

Op Risk

21

0

0

21

Mortgage

419

34

59

326

Marketing

23

5

2

16

Legal

75

18

4

53

Training

53

8

0

45

HR

32

9

0

23

Finance

333

44

25

264

EIS

37

12

5

20

Credit

50

9

3

38

Controllers

124

48

10

66

Commercial

85

14

5

66

CIB

73

9

12

52

Bank Operations

4

0

0

4

Audit

Total

Remaining

Total Upcoming
(Due 4/9 - 4/22)

Completed to
Date

Working Team

We have completed over 1,400 integration milestones.

10

Cost Savings Summary

Through Q1 2005, merger cost saves have been achieved as planned.

Current forecasts indicate that full year 2005 savings and 2006 (end-state run-rate) savings will be achieved as planned.

Merger-related cost-save benefits

Actual

Plan

Actual

vs Plan

2005 Plan

2006 Plan

Announced Merger Benefits

-

-

-

$70

$117

Current Merger Benefits

$8

$8

$0

$76

$125

% of Total Cost Savings Achieved

6%

6%

-

61%

100%

11

Cost Savings Summary

Total Cost Saves and Top Cost Saves Initiatives by Line of Business and Functional Unit

(dollars in millions)

($0.1)

(1.1)

0.0

0.3

0.1

0.0

$0.6

Actual
vs. Plan

$125.1

$76.4

$8.3

$8.2

Totals

79.9

47.4

4.5

3.4

Staff consolidation, branch closings,
elimination of certain contracts and projects,
procurement savings, technology
improvements

Total Functions
& Administration

3.2

2.5

0.5

0.5

Back office consolidation

CIB

6.5

4.3

0.5

0.8

Elimination of duplicative back office functions

Mortgage

6.0

4.3

0.9

1.0

Back office consolidation, data processing &
telecom efficiencies

Wealth &
Investment
Management

2.1

2.2

0.6

0.6

EIS cost saves, procurement savings

Commercial

$27.4

$15.7

$1.3

$1.9

Consolidation of branches, procurement
savings

Retail

2006
Plan

2005
Plan

Plan

Actual

Top Cost Savings Initiative

Line of Business

Anticipated
Cumulative
Cost Savings

2005 Year To Date

12

Original estimate of the one-time expense goal of $125MM remains unchanged.

Recorded 21% or $25.7MM of one-time expenses in 1Q ‘05; to date have recorded 43% or
$54.2MM.

Anticipate the remaining $70.8MM, or 57%, will be incurred in 2nd and 3rd quarters of ’05.
We estimate the timing of the $70.8MM to be as follows:

  Q2 estimated: 60-75%

  Q3 estimated:  25-40%

One-Time Merger Expenses Timing

13